UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 9, 2005

                              SMARTIRE SYSTEMS INC.
--------------------------------------------------------------------------------
            (Exact name of registration as specified in its charter)



   Yukon Territory, Canada                0-29248                 N/A
--------------------------------      ---------------    -----------------------
  (State or other jurisdiction          (Commission          (I.R.S. Employer
        of incorporation)               File Number)       Identification No.)


         #150 - 13151 Vanier Place
    Richmond, British Columbia, Canada                         V6V 2J1
--------------------------------------------               --------------
  (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (604) 276-9884

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

     On November 9, 2005, we issued a press release announcing our preliminary revenue for the quarter ended October 31, 2005 and disclosing the approximate increases in our revenue from the comparable period during 2004.

A copy of the press release issued November 9, 2005 announcing this agreement is attached to this Form 8-K as Exhibit 99.1.


(c) Exhibits.

Exhibit
Number   Description
------   -----------------------------------------------------------
99.1     Press release issued November 9, 2005




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               SMARTIRE SYSTEMS INC.


Date: November 10, 2005                        By: /s/ Jeff Finkelstein
                                                --------------------------------
                                                Jeff Finkelstein
                                                Chief Financial Officer